UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2005

_________________

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.02(d). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 24, 2005, the Board of Directors (the "Board") of Irwin Financial Corporation (the "Corporation") elected Marita Zuraitis as a director of the Corporation. There is no arrangement or understanding between Ms. Zuraitis and any person pursuant to which she was selected as a director. Ms. Zuraitis has not been named to any committees of the Board at this time. There are no current or proposed transactions between the Corporation and Ms. Zuraitis or her immediate family members requiring disclosure under Regulation S-K Item 404(a).

     A copy of the press release dated August 24, 2005, announcing the appointment of Ms. Zuraitis to the Corporation's Board is attached as Exhibit 99.1 to this report on Form 8-K.

ITEM 8.01. OTHER EVENTS.

     On August 24, 2005, Irwin Financial Corporation announced its 2005 Third Quarter Dividend as described in the news release attached as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     c.) Exhibits

Exhibit No.	Description
99.1	Press Release of Irwin Financial Corporation announcing new Director, issued August 24, 2005.
99.2	Press Release of Irwin Financial Corporation announcing 3Q2005 Dividend, issued August 24, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: August 24, 2005	By: /s/ Gregory F. Ehlinger __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release of Irwin Financial Corporation announcing new Director, issued August 24, 2005.
99.2	Press Release of Irwin Financial Corporation announcing 3Q2005 Dividend, issued August 24, 2005.